Exhibit 21.1

LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAME	JURISDICTION OF INCORPORATION OR FORMATION
AMEEFI SERVICES, INC.	DELAWARE
AQUA SECURITIES HOLDINGS, LLC	DELAWARE
AQUA SECURITIES, L.P.	DELAWARE
AQUA SOFTWARE, LLC	DELAWARE
AUREL BGC	FRANCE
BGC (SECURITIES) AUSTRALIA PTY LIMITED	AUSTRALIA
BGC ARGENTINA HOLDINGS I, L.P.	DELAWARE
BGC ARGENTINA HOLDINGS II, L.P.	DELAWARE
BGC ARGENTINA HOLDINGS, LLC	DELAWARE
BGC BRAZIL HOLDINGS LIMITADA	BRAZIL
BGC BRAZIL HOLDINGS, LLC	DELAWARE
BGC BROKERS GP LIMITED	ENGLAND
BGC BROKERS HOLDINGS, L.P.	DELAWARE
BGC BROKERS HOLDINGS, LLC	DELAWARE
BGC BROKERS INVESTMENT, L.P.	DELAWARE
BGC BROKERS L.P.	ENGLAND
BGC BROKERS US HOLDINGS, LLC	DELAWARE
BGC BROKERS US, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY	CANADA/NOVA SCOTIA
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY HOLDINGS, LLC	DELAWARE
BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG
BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE
BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA
BGC CAPITAL MARKETS, L.P.	DELAWARE
BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS
BGC CHINA HOLDINGS, LLC	DELAWARE

BGC CHINA, L.P.	DELAWARE
BGC COMMERCIAL REAL ESTATE HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS, L.P.	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE
BGC EPSILON FINANCING, LLC	DELAWARE
BGC EPSILON HOLDINGS, LLC	DELAWARE
BGC EUROPEAN GP LIMITED	ENGLAND
BGC EUROPEAN HOLDINGS, L.P.	ENGLAND
BGC FINANCIAL GROUP, INC.	DELAWARE
BGC FINANCIAL, L.P.	DELAWARE
BGC FRANCE HOLDINGS	FRANCE
BGC FUNDING SERVICES GP LIMITED	ENGLAND AND WALES
BGC FUNDING SERVICES LP	ENGLAND AND WALES
BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
BGC GLOBAL LIMITED	ENGLAND
BGC GP LIMITED	ENGLAND
BGC GP, LLC	DELAWARE
BGC HOLDINGS (TURKEY), LLC	DELAWARE
BGC HOLDINGS II, LLC	DELAWARE
BGC HOLDINGS U.S., INC.	DELAWARE
BGC HOLDINGS, L.P.	DELAWARE
BGC HOLDINGS, LLC	DELAWARE
BGC INFORMATION HOLDINGS, LLC	DELAWARE
BGC INFORMATION, L.P.	DELAWARE
BGC INTERNATIONAL	ENGLAND
BGC INTERNATIONAL GP LIMITED	ENGLAND
BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE
BGC INTERNATIONAL, L.P.	ENGLAND
BGC MARKET DATA, L.P.	DELAWARE
BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO
BGC NOTE ACQUISITION CO. HOLDINGS, LLC	DELAWARE
BGC NOTE ACQUISITION CO., L.P.	DELAWARE
BGC NOTES, LLC	NEW YORK

BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA – New South Wales
BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE
BGC PARTNERS CIS LLC	MOSCOW, RUSSIA
BGC PARTNERS MENKUL DEGERLER A.S.	TURKEY
BGC PARTNERS, INC.	DELAWARE
BGC PARTNERS, L.P.	DELAWARE
BGC RADIX ENERGY L.P.	DELAWARE
BGC REAL ESTATE OF ARIZONA, LLC	DELAWARE
BGC REAL ESTATE OF MICHIGAN, LLC	DELAWARE
BGC REAL ESTATE OF NEVADA, LLC	DELAWARE
BGC REAL ESTATE OF OHIO HOLDINGS, LLC	DELAWARE
BGC REAL ESTATE OF OHIO, L.P.	DELAWARE
BGC REAL ESTATE OF WASHINGTON, LLC	DELAWARE
BGC REAL ESTATE, LLC	DELAWARE
BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA
BGC SECURITIES (HONG KONG) LLC	DELAWARE
BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE
BGC SECURITIES (SOUTH AFRICA) PTY LIMITED	SOUTH AFRICA
BGC SECURITIES SARL	SWITZERLAND (Nyon)
BGC SERVICES (HOLDINGS) LLP	ENGLAND
BGC SHOKEN KAISHA LIMITED	DELAWARE
BGC TRADING HOLDINGS, LLC	DELAWARE
BGC URUGUAY HOLDINGS, LLC	DELAWARE
BGC USA HOLDINGS, LLC	DELAWARE
BGC USA, L.P.	DELAWARE
BGCANTOR MARKET DATA HOLDINGS, LLC	DELAWARE
BGCBI, LLC	DELAWARE
BGCCMHK HOLDINGS II, LLC	DELAWARE
BGCCMHK HOLDINGS, LLC	DELAWARE
BGCCMLP HOLDINGS, LLC	DELAWARE
BGCF HOLDINGS, LLC	DELAWARE
BGCIHLP, LLC	DELAWARE
BGCSHLLP HOLDINGS LIMITED	ENGLAND
CONVERGE TOWERS, LLC	DELAWARE
CREDITORS COLLECTIONS, LLC	DELAWARE
eAB HOLDINGS, LLC	DELAWARE
ECCO LLC	DELAWARE

ECCOWARE LIMITED	ENGLAND AND WALES
EIP HOLDINGS ACQUISITION, LLC	DELAWARE
EIP HOLDINGS, LLC	DELAWARE
ELX FUTURES HOLDINGS, LLC	DELAWARE
ELX FUTURES, L.P.	DELAWARE
EPSILON NETWORKS, LLC	DELAWARE
ESPEED (CANADA), INC.	CANADA/NOVA SCOTIA
ESPEED (HONG KONG) HOLDINGS I, INC.	DELAWARE
ESPEED (HONG KONG) HOLDINGS II, INC.	DELAWARE
ESPEED (HONG KONG) LIMITED	HONG KONG
ESPEED (JAPAN) LIMITED	JAPAN
ESPEED A LIMITED	ENGLAND AND WALES
ESPEED B LIMITED	ENGLAND AND WALES
ESPEED BROKERAGE HOLDINGS, LLC	DELAWARE
ESPEED BROKERAGE, L.P.	DELAWARE
ESPEED ELX FUTURES HOLDINGS, L.P.	DELAWARE
ESPEED ELX FUTURES HOLDINGS, LLC	DELAWARE
ESPEED ELX HOLDINGS, L.P.	DELAWARE
ESPEED ELX HOLDINGS, LLC	DELAWARE
ESPEED INTERNATIONAL LIMITED	ENGLAND
ESPEED MARKETS HOLDINGS, LLC	DELAWARE
ESPEED MARKETS, L.P.	DELAWARE
ESPEED SUPPORT SERVICES LIMITED	ENGLAND AND WALES
ESPEED TECHNOLOGY SERVICES HOLDINGS, LLC	DELAWARE
ESPEED TECHNOLOGY SERVICES, L.P.	DELAWARE
ESPEED, LLC	DELAWARE
ESX CLEARING HOLDINGS, LLC	DELAWARE
ESX CLEARING, L.P.	DELAWARE
EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND
EURO BROKERS CANADA LIMITED	CANADA
EURO BROKERS HOLDINGS LTD	ENGLAND
EURO BROKERS MEXICO S.A. de C.V.	MEXICO
FHLP, LLC	DELAWARE
FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA/NOVA SCOTIA
FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE
G&E ACQUISITION COMPANY, LLC	DELAWARE
G&E APPRAISAL SERVICES, LLC	DELAWARE

G&E MANAGEMENT SERVICES, LLC	DELAWARE
G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE
G&E REAL ESTATE, INC.	DELAWARE
GINALFI FINANCE	PARIS, FRANCE
HOLDING DI SERVIZI FINANZIARI SRL	ITALY
ITSECCO HOLDINGS LIMITED	ENGLAND AND WALES
JADESTONE CONSULTANTS LIMITED	CYPRUS
KLEOS MANAGED SERVICES HOLDINGS, LLC	DELAWARE
KLEOS MANAGED SERVICES, L.P.	DELAWARE
LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL
MINT BROKERS	NEW YORK
MINT BROKERS HOLDINGS I, LLC	DELAWARE
MINT BROKERS HOLDINGS II, LLC	DELAWARE
MIS BROKERS LIMITED	ENGLAND
MIS HOLDINGS, LLC	DELAWARE
MUNICIPAL PARTNERS LLC	DELAWARE
NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK
NEWMARK BUILDING SERVICES, LLC	NEW YORK
NEWMARK CONSTRUCTION SERVICES, L.L.C.	NEW YORK
NEWMARK LI LLC	NEW YORK
NEWMARK MIDWEST REGION, LLC	ILLINOIS
NEWMARK OF CONNECTICUT LLC	CONNECTICUT
NEWMARK OF LONG ISLAND LLC	NEW YORK
NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS
NEWMARK OF SOUTHERN CALIFORNIA	CALIFORNIA
NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA
NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS
NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS
NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS
NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY
NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY
NEWMARK RETAIL PARTNERS LLC	NEW YORK
NEWMARK RETAIL, LLC	NEW YORK
NEWMARK SOUTHERN REGION, LLC	GEORGIA
NGA, LLC	GEORGIA
NNJ, L.L.C.	NEW JERSEY
NOC LLC	ILLINOIS

NOH, LLC	TEXAS
NRB, LLC	MASSACHUSETTS
NRED, LLC	TEXAS
NREP, LLC	NEW JERSEY
NWDC LLC	DISTRICT OF COLUMBIA
REXX INDEX, LLC	CONNECTICUT
ROSS PROPERTY SERVICES, INC.	COLORADO
ROSS REAL ESTATE, LTD.	COLORADO
RRE GENERAL, LLC	COLORADO
SCARP LIMITED	CAYMAN ISLANDS
SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE
SEMINOLE FINANCIAL (EUROPE) LP	ENGLAND
SEMINOLE FINANCIAL LIMITED	ENGLAND
SMITH MACK & CO., INC.	PENNSYLVANIA
SMITH MACK HOLDINGS, INC.	PENNSYLVANIA
SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA
TOWER BRIDGE GP LIMITED	ENGLAND
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, L.P.	DELAWARE
TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, LLC	DELAWARE
TOWER BRIDGE INTERNATIONAL SERVICES L.P.	ENGLAND
TOWER BRIDGE SECURITIES LIMITED	ENGLAND
TP HOLDINGS, LLC	DELAWARE
TRADESOFT TECHNOLOGIES, INC.	DELAWARE
TRADESPARK, L.P.	DELAWARE
TREASURYCONNECT LLC	DELAWARE
STERLING BROKERS LIMITED	ENGLAND